EXHIBIT NO. 99.(a) 5

MFS VARIABLE INSURANCE TRUST

MFS MONEY MARKET SERIES

Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended, (the “Declaration”), of MFS Variable Insurance Trust (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Money Market Series, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of July 31, 2009 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

LAWRENCE H. COHN
Lawrence H. Cohn
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

DAVID H. GUNNING
David H. Gunning
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

WILLIAM R. GUTOW
William R. Gutow
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

J. ATWOOD IVES
J. Atwood Ives
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

ROBERT J. MANNING
Robert J. Manning
MFS Investment Management 500 Boylston Street Boston, MA 02116

ROBERT C. POZEN
Robert C. Pozen
MFS Investment Management 500 Boylston Street Boston, MA 02116

J. DALE SHERRATT
J. Dale Sherratt
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116

ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management 500 Boylston Street Boston, MA 02116